UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1 to CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 8, 2007

NMT Medical, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-21001	95-4090463

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 Wormwood Street Boston, Massachusetts	02210-1625

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 737-0930

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

NMT Medical, Inc. (the “Company”) is furnishing this Amendment No. 1 on Form 8-K/A to its Current Report on Form 8-K dated August 8, 2007 and filed with the Securities and Exchange Commission on August 10, 2007, to amend the definition of the Relevant Period (as defined below) so that such Relevant Period includes the interim period from the date of the Company’s last audited financial statements to August 8, 2007.

Item 4.01. Changes in Registrant’s Certifying Accountant

(a) On August 8, 2007, the Audit Committee of the Board of Directors of NMT Medical, Inc. dismissed Ernst & Young LLP (“Ernst & Young”) as its independent registered public accounting firm.

The reports of Ernst & Young on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2005 and 2006 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2005 and 2006 and through August 8, 2007 (the “Relevant Period”), (a) there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused them to make reference thereto in their reports on the financial statements for such years and (b) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has furnished a copy of the above disclosure to Ernst & Young and in response to the Company’s request Ernst & Young has furnished the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter dated August 20, 2007 is attached as Exhibit 16.2 to this Form 8-K/A.

(b) On August 8, 2007, the Company’s Audit Committee selected Deloitte & Touche LLP (“Deloitte & Touche”) to serve as the Company’s independent registered public accounting firm to (i) review the Company’s consolidated financial statements beginning with the fiscal quarter ending September 30, 2007 and (ii) audit the Company’s consolidated financial statements beginning with fiscal year ending December 31, 2007.

During the Relevant Period, neither the Company nor anyone on behalf of the Company consulted with Deloitte & Touche on any matter regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that Deloitte & Touche concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) either a disagreement or a reportable event, as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K, respectively.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NMT MEDICAL, INC.

Date: August 20, 2007	By:	/s/ Richard E. Davis
Richard E. Davis Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

16	Letter from Ernst & Young LLP dated August 10, 2007, addressed to the Securities and Exchange Commission*

16.2	Letter from Ernst & Young LLP dated August 20, 2007, addressed to the Securities and Exchange Commission

99.1	Press Release dated August 10, 2007*

*	Previously filed.